United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                           Current Report Pursuant to
           Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  May 22, 2006
                                (Date of Report)


                            ULTRALIFE BATTERIES, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                       000-20852                16-1387013
(State of incorporation)        (Commission File Number)       (IRS Employer
                                                            Identification No.)

      2000 Technology Parkway, Newark, New York                     14513
       (Address of principal executive offices)                   (Zip Code)

                                 (315) 332-7100
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Item 3.02   Unregistered Sales of Equity Securities.

         On May 22, 2006, Ultralife Batteries, Inc. (the "Registrant") issued 96,247 shares of its common stock and five-year warrants to purchase a further 100,000 shares of its common stock to Huang Deyong, Li Xiaochun and Zhu Dehong (together, the "Sellers") in connection with the closing of the Registrant's acquisition of all the outstanding shares of Able New Energy Co., Ltd., a manufacturer of lithium batteries located in Shenzhen, China, for an aggregate purchase price of approximately $4,200,000, which included approximately $2,500,000 in cash, of which $500,000 is contingent upon the achievement of certain performance milestones. The exercise price of the warrants issued to the Sellers is $12.30 per share, which was the closing price per share of the Registrant's common stock on January 25, 2006, the date the parties executed the purchase agreement for the acquisition of Able New Energy Co., Ltd.

         The Registrant issued its common stock and warrants to the Sellers without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. Section 4(2) of the Securities Act exempts from registration "transactions by an issuer not involving any public offering." To qualify for this exemption, the purchasers of the securities must (1) have enough knowledge and experience in finance and business matters to evaluate the risks and merits of the investment or be able to bear the investment's economic risk, (2) have access to the type of information normally provided in a prospectus and (3) agree not to resell or distribute the securities to the public absent an effective registration statement. In addition, the Registrant cannot use any form of public solicitation or general advertising in connection with the offering.

         The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of its common stock and warrants to the Sellers. Specifically, (1) the Registrant has determined that the Sellers, together with their advisors, are knowledgeable and experienced in finance and business matters and thus are able to evaluate the risks and merits of acquiring the Registrant's common stock; (2) the Sellers have advised the Registrant that they are able to bear the economic risk of acquiring the common stock; (3) the Registrant has provided the Sellers with access to the type of information normally provided in a prospectus; (4) the Sellers have agreed not to resell or distribute the securities to the public except as permitted by the federal securities laws; and (5) the Registrant did not use any form of public solicitation or general advertising in connection with the offering.


Item 8.01   Other Events.

         On May 22, 2006, the Registrant completed its acquisition of all the outstanding shares of Able New Energy Co., Ltd. A copy of the press release issued by the Registrant in connection with the completion of the acquisition is attached as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits.

            99.1 Press Release, dated May 23, 2006, announcing the acquisition of Able New Energy Co., Ltd.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  As of May 22, 2006                    ULTRALIFE BATTERIES, INC.


                                             /s/ Peter F. Comerford
                                             -----------------------------------
                                             Peter F. Comerford
                                             Vice President of Administration &
                                             General Counsel